UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2013

Northwest Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34582	27-0950358
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Liberty Street, Warren, Pennsylvania	16365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (814) 726-2140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                              Other Events

On November 22, 2013, Northwest Bancshares, Inc. (the “Company”), the holding company for Northwest Savings Bank (the “Bank”), announced that the Bank’s primary Federal regulator has terminated its existing informal agreement with the Bank related to strengthening various components of the Bank’s regulatory compliance management system.  A copy of the press release is filed as an exhibit to this Current Report.

Item 9.01.                              Financial Statements and Exhibits

(d)                                           Exhibits.

Exhibit 99.1                                        Press Release dated November 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Northwest Bancshares, Inc.

DATE:	November 22, 2013	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer